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Mr. A. Roland Thomas                                                30 June 1997
10 Sedgemeadow Road
Wayland, MA
USA

Dear Roland:

Re:  Moldflow Pty. Ltd. - Service Agreement dated 1 July 1994
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It is the intention of the parties to modify the abovementioned agreement.
Therefore, in accordance with Section 22 of the agreement, this letter shall hereby amend the Service Agreement effective 31 January 1997 as follows:

     The time for payment by Moldflow of the amount due in accordance with paragraph 2.1(b) of the Remuneration Schedule as it relates to Section 5 of the Agreement shall be extended to June 30, 1999, or earlier upon agreement of the parties.

     All other terms and conditions of the Service Agreement shall remain in force.

Kindly indicate your acceptance of these terms by signing and returning to me the attached copy of this letter.

Very truly yours,


/s/ Suzanne E. Rogers
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Suzanne E. Rogers
Company Assistant Secretary
Moldflow Pty. Ltd.
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I, A. Roland Thomas, agree to accept this amendment to the Service Agreement dated 1 July 1994, in accordance with the terms set out above.


Signed:  /s/ Roland Thomas
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Date:  30/6/97
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